Leases	12 Months Ended
Sep. 27, 2015
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
Leases
The Company is committed under certain capital leases for rental of certain buildings, land and equipment, and certain operating leases for rental of facilities and equipment. These leases expire or become subject to renewal clauses at various dates from 2015 to 2054. The Company had capital lease obligations totaling approximately $65 million and $62 million at September 27, 2015 and September 28, 2014, respectively.

Rental expense charged to operations under operating leases for fiscal years 2015, 2014 and 2013 totaled approximately $441 million, $407 million and $374 million, respectively, which included contingent rentals totaling approximately $14 million, $13 million and $13 million during those same periods. Sublease rental income was not material during fiscal year 2015, 2014 or 2013.
Minimum rental commitments and sublease rental income required by all noncancelable leases are approximately as follows (in millions):

	Capital	Operating	Sublease
Fiscal year 2016	$6	$430	$8
Fiscal year 2017	7	493	8
Fiscal year 2018	5	525	6
Fiscal year 2019	5	530	5
Fiscal year 2020	5	536	4
Future fiscal years	74	6,388	6
	102	$8,902	$37
Less amounts representing interest	37
Net present value of capital lease obligations	$65

The present values of future minimum obligations for capital leases shown above are calculated based on interest rates determined at the inception of the lease, or upon acquisition of the original lease.